Related Party Agreements and Other	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Agreements and Other
Related Party Agreements and Other
During the year ended December 31, 2015, the Company entered into a joint venture called Immunotherapy NANTibody, LLC, with NantCell, a subsidiary of NantWorks. In July 2015, the Company contributed its portion of the initial joint funding of $40.0 million to the NANTibody joint venture. The Company and NantCell have also entered into a license agreement pursuant to which the Company received a $10.0 million upfront license payment and $100.0 million of vested NantCell common stock.
During the year ended December 31, 2015, the Company entered into a joint venture called NantCancerStemCell, LLC, with NantBioScience, a wholly-owned subsidiary of NantWorks. In connection with negotiated changes to the structure of NantStem the Company issued a call option on shares of NantKwest that it owned to Cambridge, a related party to the Company and to NantBioScience. In April 2015, the Company purchased 1.0 million shares of NantBioScience common stock for $10.0 million.
In March 2016, the Company and Yuhan entered into an agreement to form a joint venture company called ImmuneOncia Therapeutics, LLC, to develop and commercialize a number of immune checkpoint antibodies against undisclosed targets for both hematological malignancies and solid tumors. As of December 31, 2018, the carrying value of the Company’s investment in ImmuneOncia Therapeutics, LLC was approximately $2.7 million. During the three months ended June 30, 2016, Yuhan purchased $10.0 million of Common Stock and warrants.
On August 15, 2017, the transactions contemplated by that certain Contribution Agreement, dated June 12, 2017, by and among the Company, TNK and Celularity Inc. (“Celularity”), pursuant to which, among other things, the Company and TNK agreed to contribute certain intellectual property rights related to their proprietary chimeric antigen receptor constructs and related CARs to Celularity in exchange for shares of Celularity’s Series A Preferred Stock equal to 25% of Celularity’s outstanding shares of capital stock, calculated on a fully-diluted basis closed. Dr. Henry Ji, the Company's Chairman of the Board, President and Chief Executive Officer, Jaisim Shah, a member of the Company’s Board of Directors and David Deming, a member of the Company’s Board of Directors, were previously appointed as members of the board of directors of Celularity.
On November 8, 2016, the Company entered into the Scilex Purchase Agreement, pursuant to which the Company acquired from the Scilex Stockholders approximately 72% of the outstanding capital stock of Scilex. Dr. Henry Ji, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors, and George K. Ng, the Company’s Vice President, Chief Administrative Officer and Chief Legal Officer, were stockholders of Scilex prior to the acquisition transaction.
The remainder of the outstanding capital stock of Scilex represents a noncontrolling interest of which approximately 19.3% continues to be held by ITOCHU CHEMICAL FRONTIER Corporation following the Scilex acquisition. Scilex has entered into a product development agreement with ITOCHU CHEMICAL FRONTIER Corporation which serves as the sole manufacturer and supplier to Scilex for the ZTlido® product.